Exhibit 99.7

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of March 30, 2022 (this “Agreement”), is made by and between Bausch Health Companies Inc., a corporation continued under the laws of the Province of British Columbia, Canada (“Parent”), and Bausch + Lomb Corporation, a company incorporated under the laws of Canada (“SpinCo”). Unless otherwise defined in this Agreement, all capitalized terms used in this Agreement shall have the meaning set forth in the Master Separation Agreement, dated as of the date hereof, by and between Parent and SpinCo (as amended, modified or supplemented from time to time in accordance with its terms, the “Separation Agreement”).

W I T N E S S E T H:

WHEREAS, SpinCo is presently a wholly-owned subsidiary of Parent;

WHEREAS, pursuant to the Separation Agreement, Parent will offer and sell to the public Initial Common Shares in an initial public offering (the “IPO”), immediately following which offering and sale Parent will own 80.1% or more of the outstanding Initial Common Shares;

WHEREAS, Parent currently intends to, after the IPO, effect the Distribution;

WHEREAS, Parent and SpinCo desire to enter into this Agreement to set forth the terms and conditions of the registration rights and obligations of Parent and SpinCo; and

WHEREAS, the Separation Agreement requires execution and delivery of this Agreement by Parent and SpinCo at or prior to the Separation Time.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained in this Agreement, Parent and SpinCo, intending to be legally bound, hereby agree as follows:

Article I

Definitions

Section 1.1 Definitions. As used in this Agreement, the following capitalized terms shall have the meanings ascribed to them below. Capitalized terms that are not defined in this Agreement shall have the meanings set forth in the Separation Agreement.

“Affiliate” shall mean, when used with respect to a specified Person, a Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified Person. For the purpose of this definition, “control” (including, with correlative meanings, “controlled by” and “under common control with”), when used with respect to any specified Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other interests, by contract, agreement, obligation, indenture, instrument, lease, promise, arrangement, release, warranty, commitment, undertaking or otherwise. It is expressly agreed that, prior to, at and after the Separation Time, solely for purposes of the Separation Agreement, this Agreement and the other Ancillary Agreements, (a) no member of the SpinCo Group shall be deemed to be an Affiliate of any member of the Parent Group and (b) no member of the Parent Group shall be deemed to be an Affiliate of any member of the SpinCo Group.

“Agreement” shall have the meaning set forth in the Preamble.

“Article III Notice” shall have the meaning set forth in Section 3.1.

“Business Day” shall mean a day other than a Saturday, a Sunday or a day on which banking institutions located in Québec, Canada, Toronto, Ontario or New York, New York are authorized or obligated by Law or executive order to close.

“Canadian Long-Form Prospectus” means a prospectus prepared in accordance with the requirements of Canadian Securities Laws for an initial public offering of securities in Canada, or for any other offering of securities that is not eligible to use a Canadian Short-Form Prospectus, pursuant to National Instrument 41-101 – General Prospectus Requirements of the Canadian Securities Administrators, or any successor to that instrument.

“Canadian Prospectus” means a Canadian Long-Form Prospectus or a Canadian Short-Form Prospectus.

“Canadian Securities Authorities” means the Canadian securities authorities in each of the provinces or territories of Canada, and any of their successors.

“Canadian Securities Laws” means the applicable securities laws, regulations and rules of the provinces and territories of Canada, the forms and disclosure requirements made or promulgated under those laws, regulations or rules, the policy statements, rules, orders and companion policies of or administered by the Canadian Securities Authorities, and applicable discretionary rulings, blanket orders or orders issued by the Canadian Securities Authorities pursuant to such laws, regulations, rules and policy statements, all as amended and in effect from time to time.

“Canadian Shelf Prospectus” means a Canadian Short-Form Prospectus used to qualify a distribution of securities in Canada on a delayed or continuous basis, pursuant to National Instrument 44-102 – Shelf Distributions of the Canadian Securities Administrators, or any successor to that instrument.

“Canadian Short-Form Prospectus” means a prospectus prepared in accordance with the requirements of Canadian Securities Laws pursuant to rules and procedures that permit the incorporation by reference of previously filed Canadian continuous disclosure documents, pursuant to National Instrument 44-101 – Short Form Prospectus Distributions of the Canadian Securities Administrators, or any successor to that instrument, including, as applicable, a Canadian Shelf Prospectus and a Canadian Shelf Prospectus Supplement.

“Canadian Shelf Prospectus Supplement” means a shelf prospectus supplement prepared in accordance with National Instrument 44-102 – Shelf Distributions of the Canadian Securities Administrators, or any successor to that instrument, to supplement the disclosure of a Canadian Shelf Prospectus.

“Damages” shall have the meaning set forth in Section 6.1.

“Demand Registration” shall have the meaning set forth in Section 2.1.

“Demand Request” shall have the meaning set forth in Section 2.1.

“Disclosure Package” shall mean, with respect to any offering of securities, (a) the preliminary Prospectus, (b) each Free Writing Prospectus (if any), (c) all other information prepared by or on behalf of SpinCo, in each case, that is deemed under Rule 159 promulgated under the Securities Act to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale), and (d) such other information or documents as may be required to be provided to purchasers of securities under applicable Canadian Securities Laws.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

“Free Writing Prospectus” shall mean any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Governmental Authority” shall mean any nation or government, any state, municipality or other political subdivision thereof, and any entity, body, agency, commission, department, board, bureau, court, tribunal or other instrumentality, whether federal, state, local, domestic, foreign, multinational, supranational, territorial or provincial, exercising executive, legislative, judicial, regulatory, administrative or other similar functions of, or pertaining to, a government and any executive official thereof.

“Holder” shall mean any member of the Parent Group holding Registrable Securities.

“Holder Covered Persons” shall have the meaning set forth in Section 6.1.

“Holder Free Writing Prospectus” shall mean each Free Writing Prospectus prepared by or on behalf of (unless prepared by SpinCo or on behalf of SpinCo) a Holder and used or referred to by such Holder in connection with the offering of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 6.3.

“Indemnifying Party” shall have the meaning set forth in Section 6.3.

“Initial Common Shares” shall mean the common shares of SpinCo (it being understood that, if the Initial Common Shares, as a class, shall be reclassified, exchanged or converted into another security (including as a result of a merger, consolidation or otherwise) or the right to receive such security, each reference to Initial Common Share in this Agreement shall refer to such other security into which the Initial Common Share was reclassified, exchanged or converted).

“IPO” shall have the meaning set forth in the Recitals.

“Parent” shall have the meaning set forth in the Preamble.

“Parent Group” shall mean Parent and each Person that is a Subsidiary of Parent (other than SpinCo and any other member of the SpinCo Group).

“Parties” shall mean the parties to this Agreement.

“Person” shall mean an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity and any Governmental Authority.

“Piggy-back Registration” shall have the meaning set forth in Section 3.1.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement or any other amendments and supplements to such prospectus, including any preliminary prospectus, any pre-effective or post-effective amendment and all material incorporated by reference in any prospectus.

“Public Offering” shall have the meaning set forth in Section 3.1.

“Registrable Securities” shall mean Initial Common Shares, including Initial Common Shares issued or transferred or to be issued or transferred to any Holder pursuant to and in accordance with the Distribution and any other Initial Common Shares that may be acquired by any Holder. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (b) such securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) such securities shall have ceased to be outstanding, (d) such securities may be sold in the public market of the United States under Rule 144, without regard to the volume or manner of sale limitations of such rule, or (e) such securities shall have been disposed of in accordance with applicable Canadian Securities Laws and pursuant to a Canadian Prospectus or otherwise in accordance with available exemptions from the Canadian prospectus requirements; provided, that such securities shall only cease to constitute Registrable Securities in the case of this clause (e) if such securities also meet the requirements of any of clauses (a)-(d).

“Registration Expenses” shall have the meaning set forth in Section 5.1.

“Registration Statement” shall mean any registration statement of SpinCo that covers Registrable Securities pursuant to the provisions of this Agreement, all amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Rule 144” shall have the meaning set forth in Section 7.1.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the U.S. Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

“Selling Shareholders” shall have the meaning set forth in Section 3.2.

“Separation Agreement” shall have the meaning set forth in the Recitals.

“Shelf Registration” means a registration of the Registrable Securities under a Registration Statement or Canadian Shelf Prospectus of SpinCo for an offering to be made on a delayed or continuous basis of Initial Common Shares pursuant to Rule 415 under the Securities Act (or any successor or similar rule) and applicable Canadian Securities Laws.

“SpinCo” shall have the meaning set forth in the Preamble.

“SpinCo Covered Person” shall have the meaning set forth in Section 6.2.

“SpinCo Free Writing Prospectus” shall mean each Free Writing Prospectus prepared by or on behalf of SpinCo.

“SpinCo Group” shall mean (a) prior to the Separation Time, SpinCo and each Person that will be a Subsidiary of SpinCo immediately after the Separation Time, including the Transferred Entities and their respective Subsidiaries, even if, prior to the Separation Time, such Person is not a Subsidiary of SpinCo, and (b) on and after the Separation Time, SpinCo and each Person that is a Subsidiary of SpinCo.

“Underwritten Takedown” shall have the meaning set forth in Section 2.1(b).

Article II

Demand Registrations

Section 2.1 Requests for Registration.

(a) Subject to the provisions of this Article II, any Holder or group of Holders may at any time make a written request (a “Demand Request”) for (i) registration under the Securities Act on Form S-1 or any similar long-form registration statement of all or any portion of its Registrable Securities and/or the filing of a Canadian Prospectus under applicable Canadian Securities Laws with respect to Registrable Securities or (ii) if the Company is then eligible to use Form S-3 or a Canadian Shelf Prospectus, a Shelf Registration of all or any portion of its Registrable Securities, as the case may be, in accordance with registration requirements under the Securities Act and/or applicable Canadian Securities Laws (a “Demand Registration”). Such Demand Requests shall specify the amount of Registrable Securities to be registered and/or qualified for issue and sale, the intended method or methods of disposition and the jurisdiction(s) in which such registration is to take place. SpinCo shall, subject to the provisions of this Article II and to the Holders’ compliance with their obligations under the provisions of this Agreement, use its commercially reasonable efforts to, as applicable, file with the SEC a Registration Statement registering all Registrable Securities included in such Demand Request, and/or file with, and obtain a receipt (if applicable) from, the applicable Canadian Securities Authorities a Canadian Prospectus with respect to all Registrable Securities included in such Demand Request, for disposition in accordance with the intended method or methods set forth therein as promptly as possible following receipt of a Demand Request; provided, that if the managing underwriter(s) for a Demand Registration in which Registrable Securities are proposed to be included pursuant to this Article II that involves an underwritten offering shall advise SpinCo that, in its reasonable opinion, the number of Registrable Securities to be sold is greater than the amount that can be offered without adversely affecting the success of the offering (taking into consideration the interests of SpinCo and the Holders), then SpinCo will be entitled to reduce the number of Registrable Securities included in such registration to the number that, in the opinion of the managing underwriter(s), can be sold without having the adverse effect referred to above; provided, further, that in the event of such a reduction in the number of Registrable Securities included in such registration, the number of Registrable Securities registered shall be allocated in the following priority: first, pro rata among the Holders participating in the Demand Registration, based on the number of Registrable Securities included by such Holder in the Demand Request; second, Initial Common Shares proposed to be registered for offer and sale by SpinCo; and third, Initial Common Shares proposed to be registered pursuant to any piggy-back registration rights of security holders of SpinCo other than any Holder. SpinCo shall (A) use its commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as practicable after filing and to remain effective until the earlier of (1) ninety (90) days following the date on which it was declared effective and (2) the date on which all of the Registrable Securities covered thereby are disposed of in accordance with the method or methods of disposition stated therein and (B) with respect to a Demand Registration that relates to the filing of a Canadian Prospectus, from the period beginning on the date of a receipt obtained from the applicable Canadian Securities Authority until the completion of the distribution of all Registrable Securities covered by the Demand Request (or the closing date of the offering of such Registrable Securities thereunder, if later), comply with applicable Canadian Securities Laws, and prepare and file promptly any prospectus or marketing material amendment which, in the opinion of SpinCo, acting reasonably, may be necessary or advisable for the distribution of such Registrable Securities, and will otherwise comply with all legal requirements and take all actions necessary or advisable, and will otherwise comply with all legal requirements and take all actions necessary to continue to qualify such Registrable Securities for distribution in the applicable provinces and territories of Canada for as long as may be necessary to complete the distribution of such Registrable Securities.

(b) Notwithstanding the provisions of Section 2.1(a), Demand Registrations shall be Shelf Registrations whenever SpinCo is permitted to use any applicable short form Registration Statement on Form S-3 or Canadian Shelf Prospectus. SpinCo shall use its commercially reasonable efforts to promptly file the Canadian Shelf Prospectus in accordance with applicable Canadian Securities Laws and cause the Shelf Registration to be declared effective under the Securities Act as soon as reasonably practicable after the filing thereof and SpinCo shall use its commercially reasonable efforts to keep such shelf registration continuously effective following such registration until three (3) years after the registration statement is declared effective. Any Holder or group of Holders may request an underwritten offering using such Shelf Registration (an “Underwritten Takedown”), and any such request shall be deemed a

Demand Registration. The provisions of Section 2.1(a) shall apply mutatis mutandis to each Underwritten Takedown, with references to “filing of the Registration Statement” or such Registration Statement being declared “effective” being deemed references to filing of a prospectus or supplement for such offering and references to “registration” being deemed references to the offering; provided, that any Holder or group of Holders participating in the Underwritten Takedown shall only include any Holder or group of Holders whose Registrable Securities are included in such Shelf Registration or may be included therein without the need for a post-effective amendment to such Shelf Registration (other than an automatically effective amendment).

Section 2.2 Limitations on Demand Registration Requests.

(a) Notwithstanding anything in this Article II to the contrary, SpinCo shall not be obligated to effect a Demand Registration, other than a Shelf Registration but including an Underwritten Takedown, (i) unless the aggregate proceeds expected to be received from the sale of the Registrable Securities requested to be included in such Demand Registration equals or exceeds $50,000,000 or such lesser amount that constitutes all of such Holder’s Registrable Securities, (ii) if a Piggy-back Registration had been available to any Holder within the ninety (90) days preceding the date of the Demand Request, (iii) within sixty (60) days after the effective date of a previous registration effected with respect to the Registrable Securities pursuant to Section 2.1 or (iv) during any period (not to exceed one hundred eighty days (180) days) (in case of IPO or otherwise 90 days) following the closing of the completion of an offering of securities by SpinCo if such Demand Registration would cause SpinCo to breach a “lock-up” or similar provision contained in the underwriting agreement for such offering. Furthermore, SpinCo shall not be obligated to effect more than four (4) Demand Registrations in any twelve (12)-month period.

(b) At any time prior to the effective date of the registration statement or the filing of a prospectus statement relating to such registration, the Holder making such Demand Registration may revoke such request, without liability to any of the other Holders, by providing a notice to SpinCo revoking such request. A request, so revoked, shall be considered to be a Demand Registration unless (i) such revocation arose out of the fault of the SpinCo (in which case SpinCo shall be obligated to pay all Registration Expenses in connection with such revoked request) or (ii) the Holder making such Demand Request reimburses the Company for all Registration Expenses (other than the expenses set forth under clause (f) of the definition ofhte term Registration Expenses) of such revoked request.

Section 2.3 Suspension of Registration. Notwithstanding the foregoing, if in the good faith judgment of the Board of Directors of SpinCo it would be materially detrimental to SpinCo and its shareholders for any Registration Statement or Canadian Prospectus to be filed or continued to be used or for any Registration Statement, Prospectus or Canadian Prospectus to be amended or supplemented because such filing, continued use, amendment or supplement would (a) require disclosure of material nonpublic information, the disclosure of which would be reasonably likely to materially and adversely affect SpinCo and its subsidiaries, taken as a whole, or (b) materially interfere with any existing or prospective business transaction or negotiation involving SpinCo, SpinCo shall have the right to suspend the use of the applicable Registration Statement and/or Canadian Prospectus or delay delivery or filing, but not the preparation, of the applicable Registration Statement, Prospectus, Canadian Prospectus or any document incorporated therein by reference, in each case for a reasonable period of time; provided, however, that SpinCo shall not be able to exercise such suspension right more than twice in each twelve (12)-month period aggregating not more than one hundred twenty (120) days in such twelve (12)-month period. In the event that the ability of the Holders to sell shall be suspended for any reason, the period of such suspension shall not count towards compliance with the ninety (90)-day period referred to in clause (i) of Section 2.1(a).

Article III

Piggy-back Registrations

Section 3.1 Right to Include Registrable Securities. If at any time SpinCo proposes to register (including for this purpose a registration effected by SpinCo for security holders of SpinCo other than any Holder) securities that may include any Initial Common Shares and to file a Registration Statement or Canadian Prospectus with respect thereto under the Securities Act and applicable Canadian Securities Laws, whether or not for sale for its own account (other than pursuant to a registration statement on Form S-4, Form S-8 or any successor or similar forms), in a manner that would permit registration or the offer and sale of Registrable Securities for resale to the public under (a) an effective Registration Statement under the Securities Act, (b) a Canadian Prospectus or (c) a combination of (a) and (b) (a “Public Offering”), SpinCo will at each such time promptly give written notice to the Holders of (i) its intention to do so, (ii) the form of registration statement of the SEC and Canadian Prospectus, as applicable, that has been selected by SpinCo and (iii) the rights of Holders under this Article III (the “Article III Notice”). SpinCo will include in any Public Offering all Registrable Securities that SpinCo is requested in writing, within seven (7) days after the date the Article III Notice is delivered by SpinCo, to register by the Holders thereof (each, a “Piggy-back Registration”); provided, however, that (A) if, at any time after giving the Article III Notice and prior to the effective date of the Registration Statement or the filing of a Canadian Prospectus filed in connection therewith, SpinCo shall determine to abandon such Public Offering, SpinCo may give written notice of such determination to all Holders who so requested registration, and thereafter SpinCo shall be relieved of its obligation to register or offer for sale any Registrable Securities in connection with such abandoned Public Offering (without prejudice to the other rights of Holders under this Article III), and (B) SpinCo shall be permitted to delay such Public Offering for the same period and under the same circumstances as set forth in Section 2.3. No Piggy-back Registration effected by SpinCo under this Article III shall relieve SpinCo of its obligations to effect Demand Registrations under Article II, except as otherwise set forth in Section 2.2.

Section 3.2 Priority; Registration Form. If the managing underwriter(s) for a Piggy-back Registration that involves an underwritten offering shall advise SpinCo in good faith that, in its opinion, the number of Initial Common Shares to be sold for the account of persons other than SpinCo (collectively, “Selling Shareholders”) is greater than the amount that can be offered without adversely affecting the success of the offering (taking into consideration the interests of SpinCo and the Holders), then the number of Initial Common Shares to be sold for the account of Selling Shareholders (including Holders) may be reduced to a number that, in the reasonable opinion of the managing underwriter(s), may reasonably be sold without having the adverse effect referred to above. The reduced number of Initial Common Shares that may be registered in such Public Offering shall be allocated in the following priority: first, to Initial Common

Shares proposed to be registered for offer and sale by SpinCo; second, to Initial Common Shares proposed to be registered pursuant to any demand registration rights of security holders of SpinCo other than any Holder; and third, to Registrable Securities proposed to be registered by Holders as a Piggy-back Registration. If the number of Registrable Securities proposed to be registered by Holders as a Piggy-back Registration is reduced pursuant to this Section 3.2, such Registrable Securities included in the Registration Statement and/or qualified for issue and sale by the Canadian Prospectus shall be allocated pro rata among the Holders participating in the Piggy-back Registration based on the number of Registrable Securities beneficially owned by the respective Holders. If, as a result of the proration provisions of this Section 3.2, any Holder shall not be entitled to include all Registrable Securities in a registration pursuant to this Article III that such Holder has requested be included, such Holder may elect to withdraw its Registrable Securities from such registration.

Article IV

Registration Procedures

Section 4.1 Use Commercially Reasonable Efforts. In connection with SpinCo’s registration obligations pursuant to Article II and Article III, SpinCo shall use its commercially reasonable efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof and pursuant thereto SpinCo shall as expeditiously as reasonably practicable, and as applicable:

(a) prepare and file with the SEC a Registration Statement or Registration Statements relating to the registration on any appropriate form under the Securities Act, and to cause such Registration Statement to become effective as soon as reasonably practicable and to remain continuously effective for the time period required by this Agreement to the extent permitted under the Securities Act;

(b) prepare and file with the applicable Canadian Securities Authorities a Canadian Prospectus (and obtain a receipt therefor from the applicable Canadian Securities Authorities) or file a Canadian Shelf Prospectus Supplement in accordance with applicable Canadian Securities Laws, and take all actions necessary to continue to qualify such Registrable Securities for distribution in the applicable provinces and territories of Canada as long as may be necessary to complete the distribution of such Registrable Securities;

(c) except in the case of a Shelf Registration effected on Form S-3 or pursuant to a Canadian Shelf Prospectus, prepare and file with the SEC, as applicable, such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the time period required by this Agreement; cause the Registration Statement, the related Prospectus and the Canadian Prospectus, as applicable, to be supplemented by any required Prospectus supplement or supplement to such Canadian Prospectus, and as so supplemented to be filed in accordance with the Securities Act, applicable Canadian Securities Laws and any rules and regulations promulgated thereunder; and otherwise comply with the provisions of the Securities Act and applicable Canadian Securities Laws as may be necessary to facilitate the disposition of all Registrable Securities covered by such Registration Statement and/or Canadian Prospectus during the applicable period in accordance with the intended method or methods of disposition by the selling Holders thereof set forth in such Registration Statement, Prospectus, Prospectus supplement, Canadian Prospectus or supplement to such Canadian Prospectus;

(d) in the case of a Shelf Registration effected on Form S-3 or pursuant to a Canadian Shelf Prospectus, prepare and file with the SEC and the applicable Canadian Securities Authorities such amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement, and, as applicable, to such Canadian Shelf Prospectus or Canadian Shelf Prospectus Supplement as may be necessary to keep such Registration Statement and Canadian Shelf Prospectus or Canadian Shelf Prospectus Supplement effective and to comply with the provisions of the Securities Act and applicable Canadian Securities Laws with respect to the disposition of all Registrable Securities subject thereto for a period ending on the earlier of (i) thirty-six (36) months after the effective date of such Registration Statement plus the number of days that any filing or effectiveness has been delayed under Section 2.3 and (ii) the date on which all the Registrable Securities subject thereto have been sold pursuant to such Registration Statement. Prior to the expiration of any Canadian Shelf Prospectus, unless otherwise directed by the selling Holders, SpinCo shall use commercially reasonable efforts to renew such Canadian Shelf Prospectus such that SpinCo shall at all relevant times required to comply with this Section 4.1(d) have an effective Canadian Shelf Prospectus with sufficient capacity to qualify the distribution of all the applicable Registrable Securities, subject to Section 2.3;

(e) notify the selling Holders and the managing underwriter(s), if any, promptly if at any time (i) any Prospectus, Registration Statement, Canadian Prospectus or amendment or supplement thereto is filed, (ii) any Registration Statement, or any post-effective amendment thereto, becomes effective, (iii) the SEC, a Canadian Securities Authority or any other Governmental Authority requests any amendment or supplement to, or any additional information in respect of, any Registration Statement, Prospectus, Canadian Prospectus or Canadian Shelf Prospectus, (iv) the SEC, a Canadian Securities Authority or any other Governmental Authority issues any stop order suspending the effectiveness of a Registration Statement, Canadian Prospectus or initiates any proceedings for that purpose, (v) SpinCo receives any notice that the qualification of any Registrable Securities for sale in any jurisdiction has been suspended or that any proceeding has been initiated for the purpose of suspending such qualification, (vi) upon the discovery of any event which requires that any changes be made in such Registration Statement or any related Prospectus or any Canadian Prospectus so that such Registration Statement, Prospectus or Canadian Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made (provided, however, that, in the case of this subclause (vi), such notice need only state that an event of such nature has occurred, without describing such event), (vii) of the determination by counsel of SpinCo that a post-effective amendment to a Registration Statement or Canadian Prospectus (including any amendment or supplement thereto) is advisable or (viii) if, at any time, the representations and warranties of SpinCo in any applicable underwriting agreement cease to be true and correct in all material respects. SpinCo hereby agrees to promptly reimburse any selling Holders for any reasonable out-of-pocket losses and expenses incurred in connection with any uncompleted sale of any Registrable Securities in the event that SpinCo fails to timely notify such Holder that the Registration Statement then on file with the SEC, or the Canadian Prospectus (including any amendment or supplement thereto) as filed with a Canadian Securities Authority, is no longer effective or qualifying the distribution of Registrable Securities, as applicable;

(f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or Canadian Prospectus (or any amendment or supplement thereto), or the qualification of any Registrable Securities for sale in any jurisdiction, at the earliest reasonably practicable time;

(g) if requested by the managing underwriter(s) or any Holder of Registrable Securities being sold in connection with an underwritten offering, incorporate into a Prospectus, or a supplement or a post-effective amendment to the Registration Statement, or into an amendment or supplement to a Canadian Prospectus any information that the managing underwriter(s), such Holder and SpinCo reasonably agree is required to be included therein relating to such sale of Registrable Securities; and file such supplement or amendment as soon as practicable in accordance with the Securities Act, applicable Canadian Securities Laws and the rules and regulations promulgated thereunder;

(h) upon the written request of a Holder or managing underwriter, if any, furnish to such Persons, one signed copy of the Registration Statement or Registration Statements, any SpinCo Free Writing Prospectus, or any Canadian Prospectus (and any amendments or supplements thereto) and any post-effective amendment thereto, including all financial statements and schedules thereto, all documents incorporated therein by reference and all exhibits thereto (including exhibits incorporated by reference) as promptly as practicable after filing such documents with the SEC and the Canadian Securities Authorities, as applicable;

(i) upon the written request of a Holder or managing underwriter, if any, deliver to such Persons, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus), or any Canadian Prospectus or Prospectuses and any amendment, supplement or exhibit thereto as such Persons may reasonably request; and consent to the use of such Prospectus, Canadian Prospectus or any amendment, supplement or exhibit thereto by each such selling Holder and underwriter, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus, Canadian Prospectus, amendment, supplement or exhibit, in each case, in accordance with the intended method or methods of disposition thereof;

(j) prior to any public offering of Registrable Securities, register or qualify, or cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration or qualification of, such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as may be requested by the Holders of a majority of the Registrable Securities included in such Registration Statement; keep each such registration or qualification effective during the period that the applicable Registration Statement is required to be maintained effective under this Agreement; and do any and all other acts or things necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that SpinCo will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any jurisdiction where it is not then so subject;

(k) furnish to counsel selected by the Holders, prior to the filing of a Registration Statement, Prospectus, Canadian Prospectus or any supplement or post-effective amendment or any SpinCo Free Writing Prospectus thereto with the SEC and the applicable Canadian Securities Authorities, copies of such documents and with a reasonable and appropriate opportunity to review and comment on such documents, subject to such documents being under SpinCo’s control;

(l) cooperate with the selling Holders and the underwriter(s), if any, in the preparation and delivery of certificates representing the Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such selling Holders or underwriter(s) may request at least five (5) Business Days prior to any sale of Registrable Securities represented by such certificates;

(m) subject to Section 4.3, upon the occurrence of any event described in Section 4.1(e)(vi), promptly prepare and file a supplement or post-effective amendment to the applicable Registration Statement, Prospectus, Canadian Prospectus or any supplement or amendment thereto, or any document incorporated therein by reference, and any other required documents, so that such Registration Statement, Prospectus, Canadian Prospectus, any amendment or supplement thereto, will not thereafter contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, in light of the circumstances under which they were made, and to cause such supplement or post-effective amendment to become effective as soon as practicable;

(n) take all other actions in connection therewith as are reasonably necessary or desirable to expedite or facilitate the disposition of the Registrable Securities included in such Registration Statement or Canadian Prospectus and, in the case of an underwritten offering: (i) enter into an underwriting agreement in customary form with the managing underwriter(s) (such agreement to contain standard and customary indemnities, representations, warranties and other agreements of or from SpinCo, as the case may be); (ii) obtain opinions of counsel to SpinCo (which, if reasonably acceptable to the underwriter(s), may be SpinCo’s inside counsel) addressed to the underwriter(s), such opinions to be in customary form; and (iii) obtain “comfort” letters from SpinCo’s independent certified public accountants addressed to the underwriter(s), such letters to be in customary form;

(o) with respect to each SpinCo Free Writing Prospectus or other materials to be included in the Disclosure Package, ensure that no Registrable Securities be sold “by means of” (as defined in Rule 159A(b) promulgated under the Securities Act) such SpinCo Free Writing Prospectus or other materials without the Holders whose Registrable Securities are being registered having first been provided with a reasonable opportunity to review and comment on such documents;

(p) within the deadlines specified by the Securities Act, make all required filings of all Prospectuses and SpinCo Free Writing Prospectuses with the SEC;

(q) within the deadlines specified under applicable Canadian Securities Laws, make all required filings of any Canadian Prospectus or any amendment or supplement thereto with the applicable Canadian Securities Authorities;

(r) make available for inspection by any selling Holder of Registrable Securities, any underwriter(s) participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such selling Holder or underwriter(s) all reasonably requested financial and other records, pertinent corporate documents and properties of SpinCo; and cause SpinCo’s officers, directors, employees, attorneys and independent accountants to supply all information reasonably requested by any such selling Holders, underwriter(s), attorneys, accountants or agents in connection with such Registration Statement (each selling Holder of Registrable Securities agrees, on its own behalf and on behalf of all its underwriter(s), accountants, attorneys and agents, that the information obtained by it as a result of such inspections shall be kept confidential by it and, except as required by law, not disclosed by it, in each case, unless and until such information is made generally available to the public other than by such selling Holder; and each selling Holder of Registrable Securities further agrees, on its own behalf and on behalf of all its underwriter(s), accountants, attorneys and agents, that it will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, promptly give notice to SpinCo and allow SpinCo at its expense, to undertake appropriate action to prevent disclosure of the information deemed confidential);

(s) in the case of underwritten offerings, consider in good faith any reasonable request of the selling Holders and underwriters for the participation of management of SpinCo in “road shows” and similar sales events during normal business hours, upon reasonable notice and in a manner that does not unreasonably interfere with the operations of SpinCo’s business;

(t) reasonably cooperate with the selling Holders and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel, in connection with any filings required to be made with the Financial Industry Regulatory Authority or any similar authority in Canada;

(u) cause all Registrable Securities covered by the applicable Registration Statement to be listed on each securities exchange on which Initial Common Shares are then listed or quoted; and

(v) take all other customary steps reasonably necessary to effect the registration or to qualify for the offer and sale of the Registrable Securities contemplated hereby.

Section 4.2 Holders’ Obligation to Furnish Information. SpinCo may require each Holder of Registrable Securities as to which any registration is being effected to furnish to SpinCo such information regarding the distribution of such Registrable Securities, and other customary certifications and agreements, as SpinCo may from time to time reasonably request in writing.

Section 4.3 Suspension of Sales Pending Amendment of Prospectus. Each Holder shall, upon receipt of any notice from SpinCo of the happening of any event of the kind described in clauses (iii) through (vi) of Section 4.1(e), suspend the disposition of any Registrable Securities covered by such Registration Statement, Prospectus, Canadian Prospectus (or any amendment or supplement thereto), until such Holder’s receipt of the copies of a supplemented or amended Prospectus or supplemented or amended Canadian Prospectus or until it is advised in writing by SpinCo that the use of the applicable Prospectus or Canadian Prospectus may be resumed, and, if so directed by SpinCo such Holder will deliver to SpinCo all copies, other than permanent file copies, then in such Holder’s possession of any Prospectus or Canadian Prospectus covering such Registrable Securities. If SpinCo shall have given any such notice during a period when a Demand Registration is in effect, the ninety (90)-day period referred to in clause (i) of Section 2.1(a) shall be extended by the number of days of such suspension period.

Article V

Registration Expenses

Section 5.1 Registration Expenses. Except as otherwise expressly provided herein to the contrary, all reasonable and documented expenses incident to SpinCo’s performance of or compliance with its obligations under this Agreement, including without limitation all (a) registration and filing fees, (b) fees and expenses of compliance with securities or blue sky laws, (c) expenses in connection with the preparation, printing, mailing and delivery of any Registration Statements, Prospectuses or Canadian Prospectuses and other documents in connection therewith and any amendments or supplements thereto, (d) fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or “comfort” letters required by or incident to such performance or compliance), (e) fees and disbursements of one counsel for the selling Holders, (f) internal expenses of the SpinCo Group (including all salaries and expenses of its officers and employees performing legal or accounting duties), (g) securities acts liability insurance (if SpinCo elects to obtain such insurance) and (h) the expenses and fees for listing securities to be registered on any securities exchange, shall be borne by SpinCo (all such expenses being herein referred to as “Registration Expenses”); provided, however, that Registration Expenses shall not include any underwriting discounts or commissions or transfer taxes, which underwriting discounts or commissions and transfer taxes shall in all cases be borne solely by the Holders.

Article VI

Indemnification

Section 6.1 Indemnification by SpinCo. In the event of any registration of any securities of SpinCo under the Securities Act pursuant to Article II or Article III, SpinCo will indemnify and hold harmless each selling Holder of any Registrable Securities covered by such Registration Statement, its directors, officers and agents and each other Person, if any, who controls such selling Holder within the meaning of Section 15 of the Securities Act (each such selling Holder and such other Persons, collectively, “Holder Covered Persons”), against any and all out-of-pocket losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Damages”) actually and as incurred by such Holder Covered Person under the Securities Act, common law or otherwise, to the extent that such Damages (or actions or proceedings in respect thereof) arise out of or result from (a) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, any Registration Statement, Prospectus, Canadian Prospectus or in any amendment or supplement thereto, under which such securities were registered under the Securities Act or qualified for offer and sale under applicable Canadian Securities Laws or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus or preliminary Canadian Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if SpinCo shall have filed with the SEC or applicable Canadian Securities Authorities any amendment thereof or supplement thereto), if used prior to the effective date of such Registration Statement or prior to the filing of a final Canadian Prospectus (including a final Canadian Shelf Prospectus Supplement, as applicable), or contained in the Prospectus or the Canadian Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if SpinCo shall have filed with the SEC or applicable Canadian Securities Authorities any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that SpinCo shall not be liable to any Holder Covered Person in any such case to the extent that any such Damage (or action or proceeding in respect thereof) arises out of or relates to any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, Canadian Prospectus or amendment thereof or supplement thereto or in any such preliminary, final or summary Prospectus or Canadian Prospectus in reliance upon and in conformity with written information furnished to SpinCo by or on behalf of any such Holder Covered Person specifically for use in the preparation thereof.

Section 6.2 Indemnification by the Selling Holders. Each Holder selling Registrable Securities in any Registration Statement or Canadian Prospectus filed pursuant to Article II or Article III will indemnify and hold harmless, severally and not jointly, SpinCo, its directors, officers and agents and each Person controlling SpinCo within the meaning of Section 15 of the Securities Act (each, an “SpinCo Covered Person”) against any and all Damages actually and as incurred by such SpinCo Covered Person under the Securities Act, applicable Canadian Securities Laws, common law or otherwise, to the extent that such Damages (or actions or proceedings in respect thereof) arise out of or result from any statement or alleged statement in or omission or alleged omission from the Disclosure Package, such Registration Statement, any preliminary, final or summary Prospectus or Canadian Prospectus contained therein, any Holder Free Writing Prospectus for such Holder or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to SpinCo or its representatives in writing by or on behalf of any selling Holder specifically for use in the preparation of such Disclosure Package, Registration Statement, preliminary, final or summary Prospectus or Canadian Prospectus, Holder Free Writing Prospectus or amendment or supplement thereto. In no event shall the liability of any Holder hereunder be greater than the net proceeds received by such Holder under the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of SpinCo or any of its directors, officers, agents or controlling Persons. SpinCo may require as a condition to its including Registrable Securities in any Registration Statement or Canadian Prospectus filed hereunder that each such selling Holder acknowledge its agreement to be bound by the provisions of this Agreement (including this Article VI) applicable to it.

Section 6.3 Notices of Claims. Promptly after receipt by a Holder Covered Person or a SpinCo Covered Person (each, an “Indemnified Party”) of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article VI, such Indemnified Party will, if a claim in respect thereof is to be made against, respectively, SpinCo, on the one hand, or any selling Holder, on the other hand (such Person or Persons, the “Indemnifying Party”), give written notice to the latter of the commencement of such action; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its or their obligations under this Article VI, except to the extent that the Indemnifying Party is actually materially prejudiced by such failure to give notice, and in no event shall such failure relieve the Indemnifying Party from any other liability that it may have to such Indemnified Party. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof in accordance with this Section 6.3, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Article VI for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable cost of investigation; provided, further, that if, in the Indemnified Party’s reasonable judgment, a conflict of interest between the Indemnified Party and the Indemnifying Party exists in respect of such claim, then such Indemnified Party shall have the right to participate in the defense of such claim and to employ one firm of attorneys at the Indemnifying Party’s expense to represent such Indemnified Party. No Indemnified Party will consent to entry of any judgment or enter into any settlement without the Indemnifying Party’s written consent to such judgment or settlement, which shall not be unreasonably withheld, conditioned or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding.

Section 6.4 Contribution. If the indemnification provided for in this Article VI is unavailable or insufficient to hold harmless an Indemnified Party under this Article VI, then each Indemnifying Party shall have a several and not joint obligation to contribute to the amount paid or payable by such Indemnified Party as a result of the Damages referred to in this Article VI in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, in connection with the offering that resulted in such Damages, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. Notwithstanding anything in this Section 6.4 to the contrary, no Holder shall be required to contribute any amount pursuant to this Section 6.4 in excess of the amount by which (a) the net proceeds received by such Holder from the sale of Registrable Securities in the offering to which the misstatement or omission relates exceeds, and (b) the amount of any Damages that such Holder has otherwise been required to pay by reason of such misstatement or omission. SpinCo and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 6.4 were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 6.4. The amount paid by an Indemnified Party as a result of the Damages referred to in the first sentence of this Section 6.4 shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 6.3 if the Indemnifying Party has assumed the defense of any such action in accordance with the provisions thereof) that is the subject of this Section 6.4. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an Indemnified Party under this Section 6.4 of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an Indemnifying Party under this Section 6.4, such Indemnified Party shall notify the Indemnifying Party in writing of the commencement thereof if the notice specified in Section 6.3 has not been given with respect to such action; provided, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its or their obligations under this Article VI, except to the extent that the Indemnifying Party is actually materially prejudiced by such failure to give notice, and in no event shall such failure relieve the Indemnifying Party from any other liability that it may have to such Indemnified Party.

Article VII

Rule 144

Section 7.1 Rule 144. SpinCo shall file the reports required to be filed by it under the Securities Act, the Exchange Act, applicable Canadian Securities Laws and the rules and regulations promulgated thereunder, so long as it is subject to such reporting requirements, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limits of the exemptions provided by Rule 144 (or any successor or similar provision) of the Securities Act (“Rule 144”) and applicable Canadian Securities Laws. Upon the request of a Holder, SpinCo shall deliver to such Holder a written statement stating whether it has complied with such requirements and will take such further action as such Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limits of the exemptions provided by Rule 144 and applicable Canadian Securities Laws.

Article VIII

Underwritten Registrations

Section 8.1 Selection of Underwriter(s). In each registration under Article II or Article III, the underwriter or underwriters and managing underwriter or managing underwriters that will administer the offering shall be selected by the Holders of a majority in aggregate amount of Registrable Securities included in such offering; provided, that such underwriter or underwriters and managing underwriter or managing underwriters shall also be approved by SpinCo, such approval not to be unreasonably withheld, conditioned or delayed.

Section 8.2 Agreements of Selling Holders. No Holder shall sell any of its Registrable Securities in any underwritten offering pursuant to a registration hereunder, unless such Holder (a) agrees to sell such Registrable Securities on a basis provided in any underwriting agreement in customary form, including the making of customary representations, warranties and indemnities and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting agreements or as reasonably requested by SpinCo (whether or not such offering is underwritten).

Article IX

Holdback Agreements

Section 9.1 Restrictions on Public Sales by Holders. To the extent not inconsistent with applicable law, each Holder that is timely notified in writing by the managing underwriter(s) or underwriter(s) shall not effect any public sale or distribution (including a sale pursuant to Rule 144 or under an available prospectus exemption pursuant to applicable Canadian Securities Laws) of any securities of SpinCo of the same class or series being registered in an underwritten offering (other than pursuant to an employee stock option, stock purchase, stock bonus or similar plan, or pursuant to a merger, exchange offer, plans of arrangement or transaction of the type specified in Rule 145(a) under the Securities Act or equivalent under applicable Canadian Securities Laws) or any securities of SpinCo convertible into or exchangeable or exercisable for securities of the same class or series, during the seven (7)-day period prior to the effective date of the applicable Registration Statement, if such date is known, or during the period beginning on such effective date and ending either (a) sixty (60) days after such effective date or (b) any such earlier date as may be requested by the managing underwriter(s) or underwriter(s) of such registration, except as part of such registration.

Article X

Representations and Warranties

Section 10.1 Representations and Warranties of the Parties. SpinCo and Parent hereby represent and warrant to each other as follows:

(a) The execution, delivery and performance by such party of this Agreement and the consummation by such party of the transactions contemplated by this Agreement are within its corporate powers and have been duly authorized by all necessary corporate (or similar) action on its part. This Agreement constitutes a legal, valid and binding agreement of such party enforceable against it in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles (it being understood that such exception shall not in itself be construed to mean that this Agreement is not enforceable in accordance with its terms).

(b) The execution, delivery or performance of this Agreement by such party and the consummation by it of the transactions contemplated hereby do not and will not contravene or conflict with such party’s certificate of incorporation, bylaws or similar governing documents, or conflict with, result in a breach or constitute a default under any statute, loan agreement, mortgage, indenture, deed or other agreement to which it is a party or to which any of its properties is subject, except in each case as would not reasonably be expected to have a material adverse effect on such party.

Article XI

Effectiveness and Termination

Section 11.1 Effectiveness. This Agreement shall take effect on the date hereof and shall remain in effect until it is terminated pursuant to Section 11.2.

Section 11.2 Termination. Other than the termination provisions applicable to particular Sections of this Agreement that are specifically provided elsewhere in this Agreement, this Agreement shall terminate upon the earliest to occur of: (a) the mutual written agreement of each of the parties hereto to terminate this Agreement and (b) the date on which no Registrable Securities shall remain outstanding.

Article XII

Miscellaneous

Section 12.1 Interpretation. In this Agreement, (a) words in the singular shall be deemed to include the plural and vice versa and words of one gender shall be deemed to include the other genders as the context requires; (b) the terms “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the schedules, exhibits and appendices hereto and thereto) and not to any particular provision of this Agreement; (c) Article, Section, schedule, exhibit and appendix references are to the Articles, Sections, schedules, exhibits and appendices to this Agreement unless otherwise specified; (d) unless otherwise stated, all references to any agreement (including this Agreement) shall be deemed to include the exhibits, schedules and annexes (including all schedules, exhibits and appendixes) to such agreement; (e) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified; (f) the word “or” need not be exclusive; (g) unless otherwise specified in a particular case, the word “days” refers to calendar days; (h) references herein to this Agreement or any other agreement contemplated herein shall be deemed to refer to this Agreement or such other agreement as of the date on which it is executed and as it may be amended, modified or supplemented thereafter, unless otherwise specified; (i) unless expressly stated to the contrary in this Agreement, all references to “the date hereof,” “the date of this Agreement,” and words of similar import shall all be references to March 30, 2022; and (j) the word “extent” and the phrase “to the extent” shall mean the degree (if any) to which a subject or other thing extends, and such word or phrase shall not merely mean “if”.

Section 12.2 Amendments and Waivers. No provisions of this Agreement shall be deemed waived, amended, supplemented or modified by a Party, unless such waiver, amendment, supplement or modification is in writing and signed by the authorized representative of the Party against whom it is sought to enforce such waiver, amendment, supplement or modification.

Section 12.3 Assignability. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns; provided, however, that neither Party may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other Party. Notwithstanding the foregoing, no such consent shall be required for the assignment of a Party’s rights and obligations under the Separation Agreement, this Agreement and the other Ancillary Agreements (except as may be otherwise provided in any such other Ancillary Agreement) in whole (i.e., the assignment of a Party’s rights and obligations under the Separation Agreement, this Agreement and all other Ancillary Agreements all at the same time) in connection with a change of control of a Party so long as the resulting, surviving or transferee Person assumes all the obligations of the relevant Party thereto by operation of Law or pursuant to an agreement in form and substance reasonably satisfactory to the other Party.

Section 12.4 Third-Party Beneficiaries. Except for the indemnification rights under this Agreement of any Holder Covered Person or SpinCo Covered Person in their respective capacities as such, (a) the provisions of this Agreement are solely for the benefit of the Parties and are not intended to confer upon any Person, except the Parties any rights or remedies hereunder, and (b) there are no third-party beneficiaries of this Agreement and this Agreement shall not provide any third person with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

Section 12.5 Entire Agreement. The Separation Agreement, this Agreement, the other Ancillary Agreements and the exhibits, schedules and appendices hereto and thereto contain the entire agreement between the Parties with respect to the subject matter hereof, supersede all previous agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the Parties other than those set forth or referred to herein or therein. The Separation Agreement, this Agreement and the other Ancillary Agreements together govern the arrangements in connection with the Transactions and would not have been entered independently.

Section 12.6 Notices. All notices, requests, claims, demands or other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, or by facsimile or electronic transmission with receipt confirmed, to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 12.6).

If to Parent, to:

Bausch Health Companies Inc.

2150 St. Elzéar Blvd. West

Laval, Québec, Canada H7L 4A8

Attention: General Counsel

E-mail:       [*****]

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Igor Kirman

                 Mark F. Veblen

Facsimile: [*****]

Email:        [*****]

If to SpinCo, to:

Bausch + Lomb Corporation

400 Somerset Corporate Blvd

Bridgewater, NJ 08807, USA

Attention: General Counsel

E-mail: [*****]

with a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Igor Kirman

                 Mark F. Veblen

Facsimile: [*****]

Email:        [*****]

A Party may, by notice to the other Party, change the address to which such notices are to be given.

Section 12.7 Survival. The representations and warranties made herein shall survive through the term of this Agreement.

Section 12.8 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties.

Section 12.9 Governing Law. This Agreement (and any claims or disputes arising out of or related hereto or to the transactions contemplated hereby or to the inducement of any Party to enter herein, whether for breach of contract, tortious conduct or otherwise and whether predicated on common law, statute or otherwise) shall be governed by and construed and interpreted in accordance with the Laws of the State of Delaware irrespective of the choice of laws principles of the State of Delaware, including all matters of validity, construction, effect, enforceability, performance and remedies. Each Party agrees that all actions or proceedings arising out of or in connection with this Agreement, or for recognition and enforcement of any judgment arising out of or in connection with this Agreement, shall be determined exclusively in the state or federal courts in the State of Delaware, and each Party hereby irrevocably submits with regard to any such action or proceeding for itself and with respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts. Each Party hereby expressly waives any right it may have to assert, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any such action or proceeding: (a) any claim that it is not subject to personal jurisdiction in the aforesaid courts for any reason; (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts; and (c) that (i) any of the aforesaid courts is an inconvenient or inappropriate forum for such action or proceeding, (ii) venue is not proper in any of the aforesaid court, and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by any of the aforesaid courts.

Section 12.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party. Each Party acknowledges that it and each other Party may execute this Agreement by facsimile, stamp or mechanical signature, and that delivery of an executed counterpart of a signature page to this Agreement (whether executed by manual, stamp or mechanical signature) by facsimile or by e-mail in portable document format (PDF) shall be effective as delivery of such executed counterpart of this Agreement. Each Party expressly adopts and confirms each such facsimile, stamp or mechanical signature (regardless of whether delivered in person, by mail, by courier, by facsimile or by e-mail in portable document format (PDF)) made in its respective name as if it were a manual signature delivered in person, agrees that it will not assert that any such signature or delivery is not adequate to bind such Party to the same extent as if it were signed manually and delivered in person and agrees that, at the reasonable request of the other Party at any time, it will as promptly as reasonably practicable cause this Agreement to be manually executed (any such execution to be as of the date of the initial date thereof) and delivered in person, by mail or by courier.

Section 12.11 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Party or Parties who are, or are to be, thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief in respect of its or their rights under this Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any Action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived by each of the Parties.

Section 12.12 Waivers of Default. Waiver by a Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default, nor shall it prejudice the rights of the other Party. No failure or delay by a Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 12.13 Headings. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 12.14 Mutual Drafting. This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

Section 12.16 Ancillary Agreements. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Separation Agreement, the terms of this Agreement shall control with respect to the subject matter addressed by this Agreement to the extent of such conflict or inconsistency. In the event of any conflict or inconsistency between the terms of this Agreement or the Separation Agreement, the Arrangement Agreement or any other Specified Ancillary Agreement, on the one hand, and any Transfer Document, on the other hand, including with respect to the allocation of Assets and Liabilities as among the Parties or the members of their respective Groups, this Agreement, the Separation Agreement, the Arrangement Agreement or such Specified Ancillary Agreement shall control.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date set forth above.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Thomas J. Appio
Name: Thomas J. Appio
Title: Chief Executive Officer, Pharma Business

BAUSCH + LOMB CORPORATION

By:	/s/ Joseph C. Papa
Name: Joseph C. Papa
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]